EXECUTION COPY

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
VISTEON CORPORATION, et al.,[1]	)	Case No. 09-11786 (CSS)
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Debtors.	)	Jointly Administered
)

PLAN SUPPORT AGREEMENT

THIS PLAN SUPPORT AGREEMENT IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF VOTES WITH RESPECT TO A CHAPTER 11 PLAN OF REORGANIZATION. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.  ACCEPTANCES OR REJECTIONS WITH RESPECT TO A CHAPTER 11 PLAN OF REORGANIZATION MAY NOT BE SOLICITED UNTIL A DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE BANKRUPTCY COURT.

This PLAN SUPPORT AGREEMENT (the “Agreement”) is made and entered into as of May 6, 2010, by and among:

(a)
Visteon Corporation and all of its direct and indirect affiliates, that are or may become a debtor and debtor in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”);

(b)
the undersigned holders (each, a “Consenting 7.00% Senior Note Holder” and collectively, the “Consenting 7.00% Senior Note Holders”) of certain claims derived from or based upon the 7.00% senior notes due March 10, 2014, issued by

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1           The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Visteon Corporation (9512); ARS, Inc. (3590); Fairlane Holdings, Inc. (8091); GCM/Visteon Automotive Leasing Systems, LLC (4060); GCM/Visteon Automotive Systems, LLC (7103); Infinitive Speech Systems Corp. (7099); MIG-Visteon Automotive Systems, LLC (5828); SunGlas, LLC (0711); The Visteon Fund (6029); Tyler Road Investments, LLC (9284); VC Aviation Services, LLC (2712); VC Regional Assembly & Manufacturing, LLC (3058); Visteon AC Holdings Corp. (9371); Visteon Asia Holdings, Inc. (0050); Visteon Automotive Holdings, LLC (8898); Visteon Caribbean, Inc. (7397); Visteon Climate Control Systems Limited (1946); Visteon Domestic Holdings, LLC (5664); Visteon Electronics Corporation (9060); Visteon European Holdings Corporation (5152); Visteon Financial Corporation (9834); Visteon Global Technologies, Inc. (9322); Visteon Global Treasury, Inc. (5591); Visteon Holdings, LLC (8897); Visteon International Business Development, Inc. (1875); Visteon International Holdings, Inc. (4928); Visteon LA Holdings Corp. (9369); Visteon Remanufacturing Incorporated (3237); Visteon Systems, LLC (1903); Visteon Technologies, LLC (5291).  The location of the Debtors’ corporate headquarters and the service address for all the Debtors is: One Village Center Drive, Van Buren Township, Michigan 48111.

Visteon Corporation in the original amount of $450,000,000 under that certain supplemental indenture dated as of March 10, 2004, by and between Visteon Corporation and J.P. Morgan Trust Company, N.A., as trustee (the “7.00% Senior Notes”);

(c)
the undersigned holders (each, a “Consenting 8.25% Senior Note Holder” and collectively, the “Consenting 8.25% Senior Note Holders”) of certain claims derived from or based upon the 8.25% senior notes due August 1, 2010, issued by Visteon Corporation in the original amount of $700,000,000 under that certain indenture dated as of June 23, 2000, by and between Visteon Corporation and Bank One Trust Company, N.A., as trustee (the “8.25% Senior Notes”), who, together with the Consenting 7.00% Senior Note Holders, hold at least two-thirds in amount of the aggregate principal amount of the 7.00% Senior Notes and 8.25% Senior Notes; and

(d)
the undersigned holders (each, a “Consenting 12.25% Senior Note Holder” and collectively, the “Consenting 12.25% Senior Note Holders” and together with the Consenting 7.00% Senior Note Holders and the Consenting 8.25% Senior Note Holders, the “Consenting Senior Note Holders”) of at least two-thirds in amount of certain claims derived from or based upon the 12.25% senior notes due December 31, 2016, issued by Visteon Corporation in the original amount of $206,386,000 under that certain second supplemental indenture dated as of June 18, 2008, by and among Visteon Corporation, the guarantors party thereto, and The Bank of New York Trust Company, N.A., as trustee (the “12.25% Senior Notes” and together with the 7.00% Senior Notes and the 8.25% Senior Notes, the “Visteon Notes” ).

The Consenting Senior Note Holders, together with the Debtors, are defined collectively as the “Parties.”

RECITALS

WHEREAS, on May 28, 2009, each of the above-captioned Debtors filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

WHEREAS, each Consenting Senior Note Holder is a Holder of a Claim, as defined in section 101(5) of the Bankruptcy Code derived from or based upon the 7.00% Senior Notes (each, a “7.00% Senior Notes Claim”), the 8.25% Senior Notes (each, a “8.25% Senior Notes Claim”), and/or the 12.25% Senior Notes (each, a “12.25% Senior Notes Claim” and together with the 7.00% Senior Notes Claims, the 8.25% Senior Notes Claims, Claims held by the Consenting Senior Note Holders arising under that certain Amended and Restated Credit Agreement dated as of April 10, 2007, as amended, supplemented, or modified from time to time, by and between, Visteon Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, Wilmington Trust FSB, as successor administrative agent and the various banks, financial institutions, and other entities party thereto, as lenders, and General Unsecured Claims held by the Consenting Senior Note Holders, the “Visteon Claims”);

WHEREAS, on December 17, 2009, the Debtors filed the Joint Plan of Reorganization of Visteon Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 1475] and the Disclosure Statement for the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 1476];

WHEREAS, on March 15, 2010, the Debtors filed the First Amended Joint Plan of Reorganization of Visteon Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2544] and the First Amended Disclosure Statement for the First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2545];

WHEREAS, the Debtors have engaged in good faith negotiations with the Consenting Senior Note Holders, including the Consenting Senior Note Holders holding a majority in principal amount, respectively, of the 7.00% Senior Notes Claims, 8.25% Senior Notes Claims, and 12.25% Senior Notes Claims held by the Consenting Senior Note Holders, regarding the terms of a further amended joint plan of reorganization pursuant to chapter 11 of the United States Bankruptcy Code in the form annexed hereto as Exhibit A (and as may be amended as permitted by Section 2.5(d) of this Agreement, the “Amended Plan”);2

WHEREAS, in connection with the rights offering contemplated by the Rights Offering Sub Plan, the Debtors are seeking Bankruptcy Court approval of that certain Equity Commitment Agreement, by and among the Debtors and the Investors (as defined in the Equity Commitment Agreement, the “Investors”), dated as of May 6, 2010 (the “Equity Commitment Agreement”);

WHEREAS, each Consenting Senior Note Holder has reviewed or has had the opportunity to review the Amended Plan;

WHEREAS, the Debtors and the Consenting  Holders have agreed to facilitate confirmation and consummation of the Amended Plan and any and all related transactions in the manner set forth herein and in the Amended Plan (collectively, the “Restructuring”);

WHEREAS, to ensure an orderly confirmation process, (a) the Debtors are prepared to perform their obligations hereunder subject to the terms and conditions of this Agreement, including, among other things to seek the Bankruptcy Court’s approval of the Disclosure Statement (substantially in the form attached hereto as Exhibit B, with any such amendments, supplements, changes and modifications thereto that may be made subject to the provisions hereof, which Disclosure Statement shall be in such form and substance as is reasonably satisfactory to Requisite Investors (as defined in the Equity Commitment Agreement, the “Requisite Investors”) and with any changes or modifications required by the Bankruptcy Court, the “Disclosure Statement”) prior to soliciting votes on the Amended Plan in accordance with section 1125 of the Bankruptcy Code and (b) the Consenting Senior Note Holders are prepared
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[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended Plan.

to perform their obligations hereunder subject to the terms and conditions of this Agreement, including, without limitation, working with the Debtors to obtain Bankruptcy Court approval of this Agreement and the Amended Plan; and

WHEREAS, in expressing their support for the Agreement and the Amended Plan (pursuant to the terms and conditions of this Agreement), the Parties do not desire and do not intend in any way to derogate or diminish the solicitation requirements of applicable securities and bankruptcy law, or the fiduciary duties of the Debtors.

NOW, THEREFORE, subject to the provisions of Section 8.7 of this Agreement, in consideration of the foregoing and the premises, mutual covenants, and agreements set forth herein and for other good and valuable consideration, the Parties agree as follows:

Section 1.	The Amended Plan.

The Amended Plan is incorporated by reference herein and made part of this Agreement and each Consenting Senior Note Holder has reviewed or has had the opportunity to review the Amended Plan.

Section 2.	Commitments of the Parties Under this Agreement.

2.1	Consenting Senior Note Holders’ and Debtors’ Support of Amended Plan.

(a)
As long as this Agreement shall not have been terminated in accordance with Section 7 or Section 2.5 hereof, each Consenting Senior Note Holder agrees that, unless it shall have terminated its obligations hereunder pursuant to Section 7.1(d) hereof, by having executed and become party to this Agreement, it shall:

(1)	support entry of the Disclosure Statement Order (as defined below);

(2)
agree to permit disclosure in any disclosure statement and any filings by the Debtors with the Securities and Exchange Commission of the contents of this Agreement, including the aggregate 7.00% Senior Notes Claims, 8.25% Senior Notes Claims, and 12.25% Senior Notes Claims held by all Consenting Senior Note Holders; provided, however, that the amount of such claims held by any individual Consenting Senior Note Holder shall be disclosed only to the Debtors and shall not be disclosed by the Debtors to any other Entity, unless required by applicable law, regulation, or legal process; and

(3)
vote all Relevant Claims (as defined below) it holds to accept the Amended Plan when solicited pursuant to the Disclosure Statement Order by the Debtors, provided, however, that (a) the Disclosure Statement shall be substantially in the form attached hereto as Exhibit B, with any such amendments, supplements, changes and modifications thereto, which Disclosure Statement shall be in such form and substance as is reasonably satisfactory to Requisite Investors and with any changes or modifications required by the Bankruptcy Court; (b) the Amended Plan is in the form attached hereto as Exhibit A except as may be amended pursuant to Section 2.5(d) of this Agreement; and (c) the Bankruptcy Court has entered the Disclosure Statement Order.

(b)
Unless the Debtors and the Consenting Senior Note Holders have agreed, in writing, to pursue an Alternative Plan (as defined below) and as long as this Agreement shall not have been terminated in accordance with Section 7 or Section 2.5 hereof, the Debtors (subject in all respects to their fiduciary duties) and each Consenting Senior Note Holder (so long as such Consenting Senior Note Holder shall not have terminated its obligations hereunder pursuant to Section 7.1(d) hereof) further agree that they shall not (as applicable):

(1)
directly or indirectly seek, solicit, support, or vote in favor of any other plan, sale, proposal, or offer of dissolution, winding up, liquidation, reorganization, merger, or restructuring of the Debtors that could reasonably be expected to prevent, delay, or impede the restructuring of the Debtors as contemplated by the Amended Plan or that is inconsistent with this Agreement (collectively, an “Alternative Plan”);

(2)
directly or indirectly (a) engage in, continue, or otherwise participate in any negotiations regarding any Alternative Plan, (b) enter into a letter of intent, memorandum of understanding, agreement in principle, or other agreement relating to any Alternative Plan or (c) withhold, withdraw, qualify, or modify their approval or recommendation of this Agreement, the Amended Plan, or the Restructuring;

(3)
object to or otherwise commence any proceeding opposing any of the terms of the Amended Plan or the Disclosure Statement, including, without limitation, the findings of the Valuation Analysis (as defined in the Disclosure Statement), provided that nothing contained herein shall limit the ability of any Consenting Senior Note Holder to consult with the Debtors, to appear and be heard, or to file objections, concerning any matter arising in the Chapter 11 Cases, so long as such consultation, appearance or objection is not inconsistent with (i) such Consenting Senior Note Holder’s obligations under this Agreement or (ii) the terms of the Amended Plan and the other transactions contemplated by and in accordance with this Agreement and the Amended Plan;

(4)	commence any proceeding or prosecute, join in, or otherwise support any action to oppose or object to entry of the Disclosure Statement Order;

(5)
encourage any other Entity to object to, delay, impede, appeal, or take any other action, directly or indirectly, to interfere with entry of the Disclosure Statement Order or, after approval thereof, an order of the Bankruptcy Court confirming the Amended Plan;

(6)	commence any proceeding or prosecute, join in, or otherwise support any action to oppose or object to approval of the Amended Plan; or

(7)	take any action that is inconsistent with this Agreement or the Amended Plan, or that would unreasonably delay approval of the Disclosure Statement or confirmation of the Amended Plan.

For the avoidance of doubt, the Claims Conversion Sub Plan shall not be an Alternative Plan if implemented or consummated pursuant to and substantially in accordance with the Amended Plan and not in violation of the Equity Commitment Agreement. Further, the obligations of any Consenting Senior Note Holder under this Section 2.1 shall apply to all Relevant Claims and Relevant Interests (each, as defined below) that such Consenting Senior Note Holder has in the Chapter 11 Cases; provided that the obligations under Section 2.1(a)(3) and Section 2.1(b)(1), to the extent it relates to voting, shall apply only to Relevant Claims (as defined below) and not to the Equity Securities of Visteon Corporation (the “Equity Interests”), including the Relevant Interests (as defined below), held by such Consenting Senior Note Holder. “Relevant Claims” means the Visteon Claims held by a Consenting Senior Note Holder that it is legally authorized to make subject to the terms of this Agreement, with the exception of any such Visteon Claims that such Consenting Senior Note Holder has sold, transferred, or assigned prior to its execution of this Agreement, whether or not any such sale, transfer, or assignment has settled as of the date hereof (provided that such sale, transfer, or assignment is actually consummated). “Relevant Interests” means the Equity Interests held by a Consenting Senior Note Holder that it is legally authorized to make subject to the terms of this Agreement, with the exception of any such Equity Interests that such Consenting Senior Note Holder has sold, transferred, or assigned prior to its execution of this Agreement, whether or not any such sale, transfer, or assignment has settled as of the date hereof (provided that such sale, transfer, or assignment is actually consummated).

2.2	Transfer of Claims, Interests, and Securities.

Each Consenting Senior Note Holder hereby agrees, for so long as this Agreement shall remain in effect with regard to such Consenting Senior Note Holder, not to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, directly or indirectly (each such action, a “Transfer”), any of its Relevant Claims or any right related thereto and including any voting rights associated with such Relevant Claims, unless the transferee thereof delivers an agreement in writing, in substantially the form of the transfer agreement attached hereto as Exhibit C (the “Transfer Agreement”), to the Debtors no later than three (3) Business Days after the relevant Transfer (each such transferee becoming a Consenting Senior Note Holder upon the Transfer hereunder); provided, however, that any Transfer of Relevant Claims to a Consenting Senior Note Holder shall not require the execution of a Transfer Agreement but shall be subject to the provisions of Section 2.3 hereof.

The Debtors shall promptly acknowledge any such Transfer Agreement in writing and provide a copy of that acknowledgement to the transferor; provided, however, that any failure by the Debtors to acknowledge such Transfer Agreement shall not affect the validity or enforceability thereof.  By their acknowledgement of the relevant Transfer Agreement, the Debtors shall be deemed to have acknowledged that their obligations to the Consenting Senior

Note Holders hereunder shall be deemed to constitute obligations in favor of the relevant transferee as a Consenting Senior Note Holder hereunder. Any sale, transfer, or assignment of any Relevant Claims that does not comply with the procedures set forth in this Section 2.2 shall be deemed void ab initio. Notwithstanding the foregoing, execution of a Transfer Agreement shall not be required for transferees that are broker-dealers or trading desks in their capacity or to the extent of their holdings as a broker-dealer or market maker of Claims or Equity Interests (a “Market Maker”) engaged in market making or riskless back-to-back trades (collectively, “Market Making Activities”); provided that execution of a Transfer Agreement under this Section 2.2 shall be required for the actual purchasers of Claims in such market transactions. For the avoidance of doubt, no Transfer Agreement shall be required in connection with a Transfer by any Consenting Senior Note Holder of any Equity Interests.

2.3           Further Acquisition of Visteon Claims and Interests.

This Agreement shall in no way be construed to preclude any Consenting Senior Note Holder or any of its affiliates (as defined in section 101(2) of the Bankruptcy Code) from acquiring additional Relevant Claims or Relevant Interests following its execution of this Agreement; provided, however, that any such additional Relevant Claims or Relevant Interests acquired by a Consenting Senior Note Holder shall automatically be deemed to be subject to the terms of this Agreement. Upon the written request of the Debtors, each Consenting Senior Note Holder shall, in writing and within five (5) Business Days, provide an accurate and current list of all Relevant Claims and/or Relevant Interests that it holds at that time, subject to any applicable confidentiality restrictions and applicable law, including the confidentiality restrictions set forth in Section 2.1(a)(2) hereof.

Each Consenting Senior Note Holder further agrees that it will not knowingly permit or cause any subsidiary or affiliate that it is legally authorized to control, now existing or hereafter created, to acquire any Claims against or Equity Interests in any of the Debtors without causing such affiliate to become a Party hereto prior to such acquisition; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the foregoing restrictions on a Consenting Senior Note Holder knowingly permitting or causing any subsidiary or affiliate to acquire any Claims against or Equity Interests in any of the Debtors without becoming a Party hereto set forth in this paragraph shall not apply to the following Consenting Senior Note Holders: (a) the High Yield Distressed Investing Group of Goldman, Sachs & Co. (the "High Yield Group"), except with respect to the Transfer of Relevant Claims and Relevant Interests held by the High Yield Group to any subsidiary or affiliate of the High Yield Group, which Relevant Claims and Relevant Interests shall, for the avoidance of doubt, remain Relevant Claims and Relevant Interests following any such Transfer, and (b) the Distressed Products Group of Deutsche Bank Securities Inc. (the “Distressed Products Group”) except with respect to the Transfer of Relevant Claims and Relevant Interests held by the Distressed Products Group to any subsidiary or affiliate of the Distressed Products Group, which Relevant Claims and Relevant Interests shall, for the avoidance of doubt, remain Relevant Claims and Relevant Interests following any such Transfer.

Sections 2.2 and 2.3 of this Agreement shall not apply to Claims or Equity Interests traded by any subsidiary or affiliate or any trading desk of a Consenting Senior Note Holder in its capacity or to the extent of its holdings as a Market Maker engaged in Market Making Activities.

2.4	Implementation of the Amended Plan.

Subject to their fiduciary duties and without limiting the rights of the Requisite Investors under the Equity Commitment Agreement, the Debtors shall use their commercially reasonable efforts to:

(a)
file a motion with the Bankruptcy Court authorizing the Debtors to execute and perform under this Agreement within seven (7) days of the date hereof and use their commercially reasonable efforts to obtain an order from the Bankruptcy Court approving such motion (the “Plan Support Agreement Approval Order”);

(b)	effectuate and consummate the Restructuring on the terms contemplated by the Amended Plan;

(c)	file the Disclosure Statement with the Bankruptcy Court, along with a motion, to the extent necessary, seeking approval of such Disclosure Statement;

(d)
obtain entry by the Bankruptcy Court of an order approving the Disclosure Statement in form and substance reasonably acceptable to the Requisite Investors and finding that the Disclosure Statement satisfies the requirements of Section 1125 of the Bankruptcy Code (such an order, the “Disclosure Statement Order”);

(e)	solicit the requisite acceptances of the Amended Plan in accordance with section 1125 of the Bankruptcy Code after the Bankruptcy Court has approved the Disclosure Statement;

(f)
after entry of the Disclosure Statement Order, move to confirm the Amended Plan as expeditiously as practicable under the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure as applicable to the Chapter 11 Cases, promulgated under 28 U.S.C. § 2075 and the general, local, and chambers rules of the Bankruptcy Court (collectively, the “Bankruptcy Rules”);

(g)
implement all steps necessary and desirable to obtain the Confirmation Order, which Confirmation Order shall be consistent in all material respects with the Amended Plan and shall be in form and substance reasonably acceptable to the Requisite Investors;

(h)	take no actions inconsistent with this Agreement, the Amended Plan, or the expeditious confirmation and consummation of the Amended Plan; and

(i)	seek to consummate the Amended Plan upon satisfaction of all conditions to consummation thereof.

2.5	The Debtors’ Fiduciary Obligations.

Notwithstanding anything to the contrary contained in this Agreement, subject to the Debtors’ obligations under the Equity Commitment Agreement, the Debtors’ obligations hereunder are subject at all times to the fulfillment of their respective fiduciary duties. The Debtors may terminate their obligations under this Agreement by written notice to counsel for the Consenting Senior Note Holders if the Debtors reasonably determine that (a) the Amended Plan is not in the best interests of the Debtors’ estates and continued support of the Amended Plan pursuant to this Agreement would be inconsistent with the Debtors’ fiduciary obligations, or (b) the Debtors receive a proposal for an Alternative Plan and the Debtors reasonably determine that continued support of the Amended Plan pursuant to this Agreement would be inconsistent with the Debtors’ fiduciary obligations. Upon a termination of this Agreement pursuant to this Section 2.5, all obligations of the Consenting Senior Note Holders hereunder shall immediately terminate without further action or notice by the Consenting Senior Note Holders.

Section 3.	Representations and Warranties of Consenting Senior Note Holders.

Each of the Consenting Senior Note Holders hereby represents and warrants that, as of the date hereof:

(a)
it is the legal owner, beneficial holder, and/or the investment advisor or manager for the beneficial holder of such legal or beneficial holder’s Relevant Claims and Relevant Interests subject to this Agreement and set forth on its respective signature page to this Agreement with authority to bind such beneficial holder to the extent that such Consenting Senior Note Holder is not the beneficial holder (respectively, the “Initial Relevant Claims” and “Initial Relevant Interests”), provided that such information shall be held subject to the proviso in Section 2.1(a)(2) hereof;

(b)
there are no Relevant Claims or Relevant Interests of which it is the holder of record that are not part of its Initial Relevant Claims and Initial Relevant Interests unless such Consenting Senior Note Holder does not possess the full power to vote and dispose of such Claims; and

(c)
it has full power to vote (with the exception of such Consenting Senior Note Holder’s Initial Relevant Interests), dispose of, and compromise the aggregate principal amount of the Initial Relevant Claims and Initial Relevant Interests.

Section 4.	Mutual Representations, Warranties, and Covenants.

Each Party makes the following representations, warranties, and covenants, severally and not jointly as to itself, to each of the other Parties, each of which are continuing representations, warranties, and covenants:

4.1	Good Faith.

The Parties agree to negotiate in good faith all of the documents and transactions described in the Amended Plan and in this Agreement.

4.2           Enforceability.

Subject to Section 8.7 of this Agreement and the provisions of sections 1125 and 1126 of the Bankruptcy Code, this Agreement is a legal, valid, and binding obligation, enforceable against the Debtors and each Consenting Senior Note Holder in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.  Notwithstanding anything contained herein to the contrary, the obligations of each Consenting Senior Note Holder hereunder shall be several and not joint.

4.3	No Consent or Approval.

Except as expressly provided in this Agreement, no consent or approval is required by any other Entity in order for it to carry out the provisions of this Agreement.

4.4	Power and Authority.

It is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization and it has all requisite corporate, partnership, or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement and the Amended Plan.

4.5	Authorization.

The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership, or limited liability company action.

4.6	Governmental Consents.

Subject to the provisions of Section 8.7 of this Agreement, the execution, delivery, and performance by the Parties of this Agreement does not and shall not require any registration or filing with or consent or approval of, or notice to, or other action to, with or by, any federal, state, or other governmental authority or regulatory body, except such filings as may be necessary and/or required under the federal securities laws or as necessary for the approval of the Disclosure Statement and confirmation of the Amended Plan by the Bankruptcy Court.

4.7	No Conflicts.

The execution, delivery, and performance of this Agreement does not and shall not: (a) violate any provision of law, rule, or regulations applicable to it or, in the case of the Debtors, any of its subsidiaries; (b) violate its certificate of incorporation, bylaws (or other formation documents in the case of a limited liability company) or, in the case of the Debtors, those of any of its subsidiaries; or (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or, in the case of the Debtors, any of its subsidiaries is a party.

Section 5.	No Waiver of Participation and Preservation of Rights.

This Agreement and the Amended Plan are part of a proposed settlement among the Parties with respect to the Relevant Claims and Relevant Interests. Except as expressly provided in this Agreement, nothing herein is intended to, does or shall be deemed in any manner to waive, limit, impair, or restrict the ability of each of the Consenting Senior Note Holders to protect and preserve its rights, remedies, and interests, including, but not limited to, its claims against any of the Debtors, any liens or security interests it may have in any assets of any of the Debtors, or its full participation in the Chapter 11 Cases so long as such actions are not inconsistent with the Consenting Senior Note Holder’s obligations hereunder. Without limiting the foregoing sentence in any way, if the transactions contemplated by this Agreement or otherwise set forth in the Amended Plan are not consummated as provided herein or therein, if this Agreement is terminated for any reason, the Parties each fully reserve any and all of their respective rights, remedies and interests.

Section 6.	Acknowledgement.

THIS AGREEMENT, THE AMENDED PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN, ARE THE PRODUCT OF NEGOTIATIONS BETWEEN THE PARTIES AND THEIR RESPECTIVE REPRESENTATIVES.  EACH PARTY HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS NOT AND SHALL NOT BE DEEMED TO BE A SOLICITATION OF VOTES FOR THE ACCEPTANCE OF A CHAPTER 11 PLAN FOR THE PURPOSES OF SECTIONS 1125 AND 1126 OF THE BANKRUPTCY CODE OR OTHERWISE.  THE DEBTORS WILL NOT SOLICIT ACCEPTANCES OF THE AMENDED PLAN FROM ANY CONSENTING SENIOR NOTE HOLDER (OR ANY OTHER PERSON OR ENTITY) UNTIL THE CONSENTING SENIOR NOTE HOLDERS (OR ANY OTHER PERSON OR ENTITY) HAVE BEEN PROVIDED WITH COPIES OF A DISCLOSURE STATEMENT APPROVED BY THE BANKRUPTCY COURT. EACH PARTY FURTHER ACKNOWLEDGES THAT NO SECURITIES OF ANY DEBTOR ARE BEING OFFERED OR SOLD HEREBY AND THAT THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF ANY DEBTOR.  NOTWITHSTANDING THE FOREGOING PROVISIONS, NOTHING IN THIS AGREEMENT SHALL REQUIRE ANY PARTY TO TAKE ANY ACTION PROHIBITED BY THE BANKRUPTCY CODE, THE SECURITIES ACT OF 1933 (AS AMENDED), THE SECURITIES EXCHANGE ACT OF 1934 (AS AMENDED), ANY RULE OR REGULATIONS PROMULGATED THEREUNDER, OR BY ANY OTHER APPLICABLE LAW OR REGULATION OR BY AN ORDER OR DIRECTION OF ANY COURT OR ANY STATE OR FEDERAL GOVERNMENTAL AUTHORITY.

Section 7.	Termination.

7.1	Termination Events.

This Agreement may be terminated:

(a)	immediately upon the written agreement of the Debtors and the Requisite Senior Note Holders to terminate this Agreement;

(b)
by any of the Debtors or the Requisite Senior Note Holders upon three (3) Business Days’ written notice to each of the other Parties; provided that such notice is delivered in accordance with Section 8.11 hereof and received not more than ten (10) Business Days following the occurrence of any event described in clause (1) or (2) below, if:

(1)	any of the Chapter 11 Cases are dismissed or converted to a case under Chapter 7 of the Bankruptcy Code; or

(2)
the Bankruptcy Court has entered an order in any of the Chapter 11 Cases appointing an examiner with expanded powers or a trustee under chapter 7 or chapter 11 of the Bankruptcy Code; provided, however, that the appointment of an examiner pursuant to the motion of that certain ad hoc committee of equityholders as filed with the Bankruptcy Court on April 2, 2010 shall not give rise to a right to terminate this Agreement;

(c)
by the Requisite Senior Note Holders, upon three (3) Business Days’ written notice to the Debtors (or such lesser time if the voting deadline for the Amended Plan is to occur, or if the Confirmation Hearing is to commence within such period), provided that with respect to Sections 7.1(c)(1) and (2), the Requisite Senior Note Holders shall not be permitted to terminate this Agreement if, prior to the delivery of such notice, the Debtors shall have filed the relevant document(s) set forth in Sections 7.1(c)(1) and/or (2) below that, without the occurrence of such filing, would have constituted a basis for terminating this Agreement, if:

(1)	the Debtors fail to file a motion seeking authority to perform under this Agreement within seven (7) days of the date hereof;

(2)
the Debtors have not filed the Amended Plan and the Disclosure Statement with the Bankruptcy Court on or before May 12, 2010 or such later date as may be agreed to by the Requisite Senior Note Holders;

(3)
the Debtors have withdrawn the Amended Plan or publicly announced their intention not to support the Amended Plan or provided written notice to any Consenting Senior Note Holders (or any of their respective representatives) of their intention to do so; or

(4)	any court has entered a final, non-appealable judgment or order declaring this Agreement or any material portion hereof to be unenforceable;

(d)
by each Consenting Senior Note Holder, but solely with respect to such Consenting Senior Note Holder (this Agreement remaining in full force and effect as among the Debtors and the other Consenting Senior Note Holders) upon three (3) Business Days’ written notice to the Debtors (or such lesser time if the voting deadline for the Amended Plan is to occur, or if the Confirmation Hearing is to commence within such period) following a material adverse change or modification to the treatment of the Claims of holders of Visteon Notes under the

Amended Plan, in the form attached hereto as of the date hereof, that has been effected without the prior written consent of such Consenting Senior Note Holder;

(e)
and shall be terminated automatically if the Equity Commitment Agreement has been validly terminated, subject to, and in accordance with, the Debtors’ rights hereunder to commence the Expedited Proceedings (as defined below):

(1)	by Requisite Investors pursuant to Section 10.1(c)(i) of the Equity Commitment Agreement;

(2)
by Requisite Investors pursuant to Section 10.1(c)(iv) of the Equity Commitment Agreement (excluding a termination of the Equity Commitment Agreement by Requisite Investors pursuant to Section 10.1(c)(iv) of the Equity Commitment Agreement in the event of a breach by any Investor); provided, however, that this Agreement shall not be terminated pursuant to this Section 7.1(e)(2) in the event of any extension of the Outside Date (as defined in the Equity Commitment Agreement) pursuant to clause (A) or (B) of Section 10.1(b)(iii) of the Equity Commitment Agreement, if, following the date that would otherwise have been the Outside Date (as defined in the Equity Commitment Agreement) but for such extension, the Equity Commitment Agreement is terminated by the Requisite Investors pursuant to Section 10.1(c)(iv) of the Equity Commitment Agreement as a result of any breach or breaches of the Equity Commitment Agreement by the Debtors that would cause a failure of any condition set forth in Section 8.1(l) of the Equity Commitment Agreement;

(3)	by Requisite Investors pursuant to Section 10.1(c)(vi) of the Equity Commitment Agreement;

(4)	by the Debtors pursuant to Section 10.1(b)(ii) of the Equity Commitment Agreement, unless:

(A)
the Debtors shall have provided the Lead Investors (as defined in the Equity Commitment Agreement) with ten (10) Business Days’ prior notice of their intent to terminate the Equity Commitment Agreement (which notice the Debtors hereby agree to so deliver);

(B)
the Requisite Investors have failed to exercise their Plan Cure Rights (as defined below), or have failed to obtain confirmation of the Rights Offering Sub Plan following their exercise of such Plan Cure Rights; and

(C)
following a failure of the Requisite Investors to exercise the Plan Cure Rights or to obtain confirmation of the Rights Offering Sub Plan following their exercise of the Plan Cure Rights, the Claims Conversion Sub Plan shall be confirmable by the Bankruptcy Court without amendment or with only such amendments as would not require re-solicitation of the holders of Visteon Notes or, if also made to the Rights Offering Sub Plan, would result in the confirmation of the Rights Offering Sub Plan.

The Requisite Investors’ “Plan Cure Rights” pursuant to this Section 7.1(e)(4) shall be as follows: within the ten (10) Business Day period following the Lead Investors’ (as defined in the Equity Commitment Agreement) receipt of notice of the Debtors’ intent to terminate the Equity Commitment Agreement pursuant to Section 10.1(b)(ii) thereof, the Requisite Investors shall deliver a written amendment or amendments which are acceptable to the Debtors in their reasonable discretion to the Equity Commitment Agreement or the Amended Plan, as the case may be (collectively, the “Amendments”), that resolve all objections to the Amended Plan sustained by the Bankruptcy Court (with the exception of those described in Section Error! Reference source not found. below) in a manner that either:

(i)	does not require the Debtors to re-solicit approval of the Amended Plan; or

(ii)
if re-solicitation is ordered by the Bankruptcy Court following the Parties’ request that no further solicitation be required, such re-solicitation requires the Debtors to re-solicit approval of the Amended Plan only from Holders of 7.00% Senior Note Claims, 8.25% Senior Note Claims, and 12.25% Senior Note Claims; provided that binding agreements to support the Amended Plan, as amended by the Amendments, are delivered to the Debtors by Consenting Senior Note Holders holding at least two-thirds in aggregate principal amount of the 7.00% Senior Notes and 8.25% Senior Notes and two-thirds in aggregate principal amount of the 12.25% Senior Notes within five

(5)
Business Days after delivery of the Amendments; (5) by the Debtors, pursuant to Section 10.1(b)(iii) of the Equity Commitment Agreement if the conditions in Sections 8.1(h), (i), and (j) thereof have not been satisfied and the outstanding items which are the cause of such conditions to not be satisfied (i.e., any outstanding consents, approvals, notifications, waiting period expirations, etc.) are also necessary under applicable Law for the Debtors to consummate the Claims Conversion Sub Plan;

(6)	by the Debtors pursuant to Section 10.1(d)(ii) of the Equity Commitment Agreement; or

(7)	by Requisite Investors pursuant to Section 10.1(c)(ix) of the Equity Commitment Agreement (any termination of the Equity Commitment

Agreement described in this Section 7.1(e), a “Plan Support Termination Event”); or

(f)
by Requisite Investors, upon three (3) Business Days’ written notice to the Debtors if (i) the Bankruptcy Court shall determine not to approve the Rights Offering Sub Plan solely on account of issues arising from a Management Agreement (as defined in the Equity Commitment Agreement) or Exhibits G or L to the Equity Commitment Agreement and (ii) the Debtors have not filed or delivered, as applicable, such amendments that are reasonably acceptable to the Requisite Investors to any Management Agreement (as defined in the Equity Commitment Agreement) or Exhibits G or L to the Equity Commitment Agreement and/or Amended Plan as may be necessary to resolve all objections with respect to issues arising from a Management Agreement (as defined in the Equity Commitment Agreement) or Exhibits G or L to the Equity Commitment Agreement sustained by the Bankruptcy Court within sixty (60) days following the Bankruptcy Court’s determination not to approve the Rights Offering Sub Plan.

The provisions of this Section 7.1 are intended solely for the benefit of the Debtors and the Consenting Senior Note Holders; provided, however, that a Consenting Senior Note Holder or a Debtor may not seek to terminate this Agreement based upon a material breach or a failure of a condition (if any) in this Agreement arising out of its own actions or omissions. The Parties hereby waive any requirement under section 362 of the Bankruptcy Code to lift the automatic stay thereunder (the “Automatic Stay”) in connection with giving any notice described in this Section 7.1 (and agree not to object to any non-breaching Party seeking to lift the Automatic Stay in connection with giving any such notice, if necessary). Any such termination (or partial termination) of this Agreement shall not restrict the Parties’ rights and remedies for any breach of this Agreement by any Party, including, but not limited to, the reservation of rights set forth in Section 5 hereof, and the right of specific performance set forth in Section 8.8.  For the avoidance of doubt, except as set forth in Section 7.1(e)(5) hereof, any termination of the Equity Commitment Agreement by the Debtors pursuant to Section 10.1(b)(iii) thereof shall not result in a right for any Party to terminate this Agreement.

If this Agreement is terminated or alleged to have been terminated pursuant to Section 7.1(e) hereof, the Debtors shall have three (3) Business Days to provide notice (such notice, the “Dispute Notice”) to the Requisite Investors of their intent to commence expedited proceedings in the Bankruptcy Court to determine whether a Plan Support Termination Event has occurred (the “Expedited Proceedings”). The Consenting Senior Note Holders hereby agree to consent to the commencement of the Expedited Proceedings and this Agreement shall not be terminated with respect to the Consenting Senior Note Holders pursuant to Section 7.1(e) hereof unless and until (A) the Debtors fail to file a motion seeking to commence the Expedited Proceedings within seven (7) Business Days after receipt of the Dispute Notice by counsel to the Consenting Senior Note Holders, or (B) a Final Order has been entered determining that a Plan Support Termination Event has occurred, provided that the Debtors shall not be permitted to proceed with consummation of the Claims Conversion Sub Plan pending entry of such Final Order.  For the avoidance of doubt, this last paragraph of Section 7.1 shall survive any termination of this Agreement.

7.2	Effects of Termination.

In the event this Agreement is terminated (or is terminated with respect to any Party), the Parties hereto (or the Parties with respect to which this Agreement has been terminated, as applicable) shall not have any continuing liability or obligation under this Agreement and each Party (or each Party with respect to which this Agreement has been terminated, as applicable) shall have all the rights and remedies available to it under applicable law; provided, however, that no such termination shall relieve any Party from liability for its breach or non-performance of its obligations hereunder prior to the date of termination. Following any termination of this Agreement (including a termination by a Consenting Senior Note Holder with respect to such Consenting Senior Note Holder pursuant to Section 7.1(d) hereof), the Debtors may proceed to seek confirmation of the Amended Plan and shall not be required to re-solicit acceptances of the Amended Plan to the extent that any such solicitation has occurred; provided that the Consenting Senior Note Holders shall be deemed to have voted to reject the Claims Conversion Sub Plan for the purposes of confirmation of the Claims Conversion Sub Plan; provided further, that to the extent that any Consenting Senior Note Holder has terminated this Agreement with respect to itself pursuant to Section 7.1(d) hereof, such Consenting Senior Note Holder shall be deemed to have voted to reject the Amended Plan without regard to whether the Debtors seek confirmation of the Rights Offering Sub Plan or Claims Conversion Sub Plan; provided further, that the Debtors shall adjourn the Confirmation Hearing to the date that is thirty (30) days from the date that this Agreement has been terminated (or the soonest date thereafter permitted by the Bankruptcy Court’s schedule), and, during such period, the Consenting Senior Note Holders shall have the opportunity to prepare for the Confirmation Hearing, including by taking discovery and filing pleadings and objections.

Section 8.	Miscellaneous Terms.

8.1	Binding Obligation; Assignment.

(a)
Binding Obligation. Subject to the provisions of sections 1125 and 1126 of the Bankruptcy Code, this Agreement is a legally valid and binding obligation of the Parties and their respective members, officers, directors, agents, financial advisors, attorneys, employees, partners, affiliates, successors, assigns, heirs, executors, administrators, and representatives, other than a trustee or similar representative appointed in the Chapter 11 Cases, enforceable in accordance with its terms, and shall inure to the benefit of the Parties and their respective members, officers, directors, agents, financial advisors, attorneys, employees, partners, affiliates, successors, assigns, heirs, executors, administrators, and representatives. Nothing in this Agreement, express or implied, shall give to any Entity, other than the Parties and their respective members, officers, directors, agents, financial advisors, attorneys, employees, partners, affiliates, successors, assigns, heirs, executors, administrators, and representatives, any benefit or any legal or equitable right, remedy or claim under this Agreement. The agreements, representations, warranties, covenants, and obligations of each Consenting Senior Note Holder contained in this Agreement are, in all respects, several, but not joint.

(b)	Assignment. No rights or obligations of any Party under this Agreement may be assigned or transferred to any other entity except as provided in Section 2.2 hereof.

8.2	Further Assurances.

The Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, to effectuate the agreements and understandings of the Parties, whether the same occurs before or after the date of this Agreement.

8.3	Headings.

The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit, or aid in the construction or interpretation of any term or provision hereof.

8.4	Governing Law.

THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF.

Further, by its execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably and unconditionally agrees that, the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.

8.5	Complete Agreement, Interpretation, Modification, and Conflicts.

(a)
Complete Agreement.  This Agreement constitutes the complete agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, between or among the Parties with respect thereto.

(b)
Interpretation. This Agreement is the product of negotiation by and among the Parties. Any Party enforcing or interpreting this Agreement shall interpret it in a neutral manner. There shall be no presumption concerning whether to interpret this Agreement for or against any Party by reason of that Party having drafted this Agreement, or any portion thereof, or caused it or any portion thereof to be drafted.

(c)
Modification of Plan Support Agreement.  This Agreement may only be modified, altered, amended, or supplemented by an agreement in writing signed by the Debtors and the Requisite Senior Note Holders; provided, however, that Section 7.1(d) hereof and this Section 8.5(c) shall not be amended without the consent of each Consenting Senior Note Holder; provided further, that any other provision hereof conferring rights upon an individual Consenting Senior Note

Holder, or conditioning the obligations of any such Consenting Senior Note Holder hereunder, by reference to Section 7.1(d) hereof shall not be amended without the consent of each Consenting Senior Note Holder; and provided further that Section 8.14 hereof (and this proviso of this Section 8.5(c)) shall not be amended without the consent of each Consenting Senior Note Holder which is a member of the Creditors’ Committee.

(d)
Modification of Amended Plan. Subject to the rights set forth in Section 7.1(d) hereof, the Amended Plan may only be modified, altered, amended or supplemented as set forth in the Equity Commitment Agreement.

(e)
Conflicts.  To the extent there is any conflict between the terms of this Agreement and the terms of the Equity Commitment Agreement, the rights of the Investors under the Equity Commitment Agreement shall be governed by the Equity Commitment Agreement in all respects.

8.6	Calculation of Visteon Claims.

The Parties acknowledge and agree that on the effective date of the Amended Plan, the 7.00% Senior Notes Claims, 8.25% Senior Notes Claims, and 12.25% Senior Notes Claims shall be Allowed in the aggregate amount of $456.82 million, $211.41 million, and $202.36 million, respectively.

8.7	Execution and Binding Obligations of this Agreement.

This Agreement may be executed and delivered (by facsimile or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original and all of which together shall constitute the same agreement.  Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party.

This Agreement will become binding and effective on the Parties upon its execution by (a) the Debtors, (b) holders of 7.00% Senior Notes and 8.25% Senior Notes holding at least two-thirds in amount of the aggregate amount of the 7.00% Senior Notes and 8.25% Senior Notes; and (c) holders of 12.25% Senior Notes holding at least two-thirds in amount of the aggregate amount of the 12.25% Senior Notes; provided that the Debtors’ obligations hereunder shall be subject to entry of the Plan Support Agreement Approval Order.

8.8	Specific Performance.

If a Party breaches any obligation, term, or provision of this Agreement, such Party shall not be liable for money damages. This Agreement, including, without limitation, the Parties’ respective obligations to vote for and support the Amended Plan as provided herein, and to facilitate its confirmation and consummation as provided herein, is intended as a binding commitment enforceable in accordance with its terms. It is understood and agreed by each of the Parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by any Party (and in any event is not a remedy available under this Agreement), and each non-breaching Party (as applicable) shall (a) subject to prior approval of the Disclosure Statement pursuant to section 1125 of the Bankruptcy Code, with respect to voting for the Amended Plan as provided herein, and (b) with respect to all other obligations contained herein, in each case, be entitled solely to specific performance and injunctive or other equitable relief as a remedy for any such breach.

8.9	Settlement Discussions.

This Agreement and the Restructuring are part of a proposed settlement among the Parties with respect to the Relevant Claims and Relevant Interests.  Nothing herein shall be deemed an admission of any kind. To the extent provided by Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

8.10	Consideration.

The Debtors and each Consenting Senior Note Holder hereby acknowledge that no consideration, other than that specifically described herein and in the Amended Plan shall be due or paid to the Consenting Senior Note Holders for their agreement to support confirmation of the Amended Plan in accordance with the terms and conditions of this Agreement, other than the Debtors’ agreement to use commercially reasonable efforts to obtain approval of the Disclosure Statement and to seek confirmation of the Amended Plan in accordance with the terms and conditions of the Amended Plan.

8.11	Notices.

All notices hereunder shall be deemed given if in writing and hand-delivered or sent by courier, by registered or certified mail (return receipt requested), or by electronic mail to the following addresses (or at such other addresses as shall be specified by like notice):

(a)
if to the Debtors, to: Visteon Corporation, One Village Center Drive, Van Buren Township, Michigan 48111; Attn.: Michael K. Sharnas (msharnas@visteon.com); with copies to: (i) Kirkland & Ellis, LLP, 601 Lexington Avenue, New York, NY 10022-4611, Attn.: Marc Kieselstein, P.C (marc.kieselstein@kirkland.com) and Brian S. Lennon (brian.lennon@kirkland.com) and (ii) Kirkland & Ellis, LLP, 300 North LaSalle, Chicago, IL 60654; Attn:  James J. Mazza Jr. (james.mazza@kirkland.com); and

(b)
if to a Consenting Senior Note Holder, including a transferee thereof, to: (i) White & Case LLP, Wachovia Financial Center, 200 South Biscayne Boulevard, Suite 4900, Miami, Florida 33131, Attn.: Thomas E. Lauria (tlauria@miami.whitecase.com), (ii) White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attn.: Gerard Uzzi (guzzi@ny.whitecase.com) and Gregory Pryor (gpryor@ny.whitecase.com), and (iii) Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, New York 10036, Attn.: Michael Stamer (mstamer@akingump.com) and Arik Preis (apreis@akingump.com).

Any notice given by hand-delivery, courier, mail, or electronic mail shall be effective when received.

8.12	Third Party Beneficiaries.

This Agreement is intended for the benefit of the Parties hereto and no toher person shall have any right hereunder.

8.13	Relationship Among the Parties.

It is understood and agreed that no Consenting Senior Note Holder has any duty of trust or confidence with any other Consenting Senior Note Holder and there are no commitments arising among or between the Consenting Senior Note Holders except as expressly provided herein.

8.14	Committee Membership.

Notwithstanding anything to the contrary herein, nothing in this Agreement shall, or shall be deemed to, prevent or limit any Consenting Senior Note Holder (or any of its members, officers, directors, agents, financial advisors, attorneys, employees, partners, affiliates, successors, assigns, or representatives) from taking any action or refraining from taking any action to exercise its (or their) fiduciary duties in its capacity as a member of the Creditors’ Committee.

*     *     *     *     *     *

IN WITNESS WHEREOF, the Parties have entered into this Agreement on the day and year first above written.

VISTEON CORPORATION
(on behalf of itself and its Debtor affiliates)

By:	/s/ Michael K. Sharnas
Name: Michael K. Sharnas
Title:   Vice President and General Counsel

Dated: May 6, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	CQS Directional Opportunities Master Fund Limited

By:	/s/ Kevin Jones
Name:	Kevin Jones
Its:	Authorized Signatory
Telephone:
Facsimile:

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 6, 2010	Plan Support Agreement Re: Visteon Corporation

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Kivu Investment Fund
Limited

By:	/s/ Martin Lancaster
Name:	Martin Lancaster
Its:	Director
Telephone:	1 (345) 943-2828
Facsimile:	1 (345) 943-2829

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Dated: May 6, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	DEUTSCHE BANK
SECURITIES INC.
(Solely with respect to
Distressed Products Group)

By:	/s/ Scott G. Martin
Name:	Scott G. Martin
Title:	Managing Director

By:	/s/ Charles J. Lanktree
Name:	Charles J. Lanktree
Title:	Managing Director
Telephone:	212-250-2578

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 6, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Elliot International, LP

By:	Elliot International Capital Advisors Inc. as Attorney-in-Fact

By:	/s/ Joshua Nadell
Name:	Joshua Nadell
Its:	Vice President
Telephone:	212 974-6000
Facsimile:	212 478-2276

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 6, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	The Liverpool Limited Partnership

By:	Liverpool Associates Ltd., as General Partner

By:	/s/ Joshua Nadell
Name:	Joshua Nadell
Its:	Vice President
Telephone:	212 974-6000
Facsimile:	212 478-2276

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 6, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Goldman, Sachs & Co.
(Solely with respect to the High
Yield Distressed Investing Group)

By:	/s/ Justin Slatky
Name:	Justin Slatky
Its:	Managing Director
Telephone:	212-357-9165
Facsimile:	212-428-1631

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 6, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Monarch Alternative Capital
LP (held thru DTC 0005
Goldman)

By:	/s/ Christopher Santana
Name:	Christopher Santana
Its:	Managing Principal
Telephone:	212 554 1743
Facsimile:	866 741 3564

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Dated: May 6, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	OAK HILL ADVISORS,
L.P., on behalf of certain
private funds and separate
accounts that it manages

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Its:	Authorized Person
Telephone:	212-326-1553
Facsimile:	212-735-5315

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Dated: May 6, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	SOLA LTD

By:	/s/ Chris Pucillo
Name:	Chris Pucillo
Its:	Director
Telephone:	212-284-4329 (Ryan Rolfert)
Facsimile:	212-284-4320

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: ___________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.

By:	ALDEN GLOBAL DISTOS OPPORTUNITIES FUND GP, LLC

By:	/s/ Jim Plohg
Name:	Jim Plohg
Its:	Vice President
Telephone:	212.888.7219
Facsimile:	212.702.0145

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]

Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	NEWFINANCE ALDEN SPV

By:	ALDEN GLOBAL CAPITAL, its Trading Advisor

By:	/s/ Jim Plohg
Name:	Jim Plohg
Its:	Vice President
Telephone:	212.888.7219
Facsimile:	212.702.0145

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	ALLEN ARBITRAGE LP

By:	/s/ Tal Gurion
Name:	Tal Gurion
Its:	Managing Director of Investment Mgr.
Telephone:	212-339-2555
Facsimile:	212-508-5839

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]

Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	ALLEN ARBITRAGE OFFSHORE

By:	/s/ Tal Gurion
Name:	Tal Gurion
Its:	Managing Director of Investment Mgr.
Telephone:	212-339-2555
Facsimile:	212-508-5839

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Armory Advisors, LLC
Investment Manager of Armory Master Fund Ltd. and Separately Managed Accounts

By:	/s/ Jay Burnham
Name:	Jay Burnham
Its:	Manager
Telephone:	415.259.2744
Facsimile:	415.259.2745

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	CAPITAL VENTURES INTERNATIONAL

By:	Susquehanna Advisors Group Inc., its authorized agent

By:	/s/ Joel Greenberg
Name:	Joel Greenberg
Its:	Vice President
Telephone:	610-617-2600
Facsimile:	610-147-2081

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	CAPIAN CAPITAL
PARTNERS, L.P.

By:	/s/ David Corleto
Name:	David Corleto
Its:	Principal
Telephone:
Facsimile:	914-777-3363

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]

Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	CAPIAN SELECT
CREDIT MASTER FUND, LTD.

By:	/s/ David Corleto
Name:	David Corleto
Its:	Principal
Telephone:
Facsimile:	914-777-3363

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Citadel Securities LLC

By:	/s/ Toby Buchanan
Name:	Toby Buchanan
Its:	Authorized Signatory
Telephone:	(646) 403-8333
Facsimile:	(312) 267-7577

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	CSS, LLC

By:	/s/ Jerry White
Name:	Jerry White
Its:	Partner
Telephone:	312 542 8552
Facsimile:	312 542 8500

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Cumberland Associates LLC

By:	/s/ Barry Konig
Name:	Barry Konig
Its:	Member
Telephone:	212-536-9758
Facsimile:	212-703-1450

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Cyrus Europe Master
Fund, Ltd.

By:	/s/ David A. Milich
Name:	David A. Milich
Its:	Chief Operating Officer
Telephone:	(212) 380-5800
Facsimile:	(212) 380-5801

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Cyrus Select Opportunities
Master Fund, Ltd.

By:	/s/ David A. Milich
Name:	David A. Milich
Its:	Chief Operating Officer
Telephone:	(212) 380-5800
Facsimile:	(212) 380-5801

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Crescent 1, L.P

By:	/s/ David A. Milich
Name:	David A. Milich
Its:	Chief Operating Officer
Telephone:	(212) 380-5800
Facsimile:	(212) 380-5801

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	CRS Fund, Ltd.

By:	/s/ David A. Milich
Name:	David A. Milich
Its:	Chief Operating Officer
Telephone:	(212) 380-5800
Facsimile:	(212) 380-5801

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]

Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Cyrus Opportunities
Master Fund II, Ltd.

By:	/s/ David A. Milich
Name:	David A. Milich
Its:	Chief Operating Officer
Telephone:	(212) 380-5800
Facsimile:	(212) 380-5801

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Halbis Distressed Opportunities Master Fund Ltd.

By:	/s/ Peter Sakon
Name:	Peter Sakon
Its:	VP
Telephone:	212-525-6780
Facsimile:	212-525-2326

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	MARINER LDC

By:	/s/ David Corleto
Name:	David Corleto
Its:	Principal
Telephone:
Facsimile:	914-777-3363

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	MARINER LDC

By:	/s/ Stephen Golden
Name:	Stephen Golden
Its:	Managing Member of Investment Manager
Telephone:	646-284-9901
Facsimile:	646-284-9919

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Merced Partners Limited
Partnership

By:	/s/ Thomas G. Rock
Name:	Thomas G. Rock
Its:	Authorized Representative
Telephone:	952-476-7200
Facsimile:	952-476-7201

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Merced Partners II, L.P.

By:	/s/ Thomas G. Rock
Name:	Thomas G. Rock
Its:	Authorized Representative
Telephone:	952-476-7200
Facsimile:	952-476-7201

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	QVT Fund LP

By:	QVT Associates GP LLC, its general partner

By:	/s/ Nick Bromm
Name:	Nick Bromm
Its:	Managing Member
Telephone:	212 705 8800
Facsimile:	212 705 8801

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Quintessence Fund L.P.

By:	QVT Associates GP LLC, its general partner

By:	/s/ Nick Bromm
Name:	Nick Bromm
Its:	Managing Member
Telephone:	212 705 8800
Facsimile:	212 705 8801

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	RIVA RIDGE MASTER FUND, LTD.

By:	/s/ Stephen Golden
Name:	Stephen Golden
Its:	Managing Member of Investment Manager
Telephone:	646-284-9901
Facsimile:	646-284-9919

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Seneca Capital LP and Seneca Capital International Ltd

By:	/s/ Michael Anastasio
Name:	Michael Anastasio
Its:	CFO, Seneca Capital Investments, LP
Telephone:	212-888-2999
Facsimile:	212-826-1108

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Silver Point Capital, L.P. on behalf of its affiliates and related funds

By:	/s/ Michael Gatto
Name:	Michael Gatto
Its:	Authorized Person
Telephone:	(203) 542-4200
Facsimile:	(203) 542-4141

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 3, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	SPECTRUM INVESTMENT PARTNERS L.P.

By:	Spectrum Group Management LLC

By:	/s/ Jeffrey A. Schaffer
Name:	Jeffrey A. Schaffer
Its:	Managing Member
Telephone:	(212) 687-9555
Facsimile:	(212) 983-2322

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 3, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	SIPI MASTER LTD.

By:	Spectrum Investment Management LLC

By:	/s/ Jeffrey A. Schaffer
Name:	Jeffrey A. Schaffer
Its:	Managing Member
Telephone:	(212) 687-9555
Facsimile:	(212) 983-2322

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Stark Criterion Master Fund Ltd.

By:	Stark Criterion Management LLC, its Investment Manager

By:	/s/ Donald T. Bobbs
Name:	Donald T. Bobbs
Its:	Authorized Signatory
Telephone:	+ 1 (414) 294-7000
Facsimile:	+ 1 (414) 294-7700

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:
[REDACTED]

Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Stark Master Fund Ltd.

By:	Stark Offshore Management LLC, its Investment Manager

By:	/s/ Donald T. Bobbs
Name:	Donald T. Bobbs
Its:	Authorized Signatory
Telephone:	+ 1 (414) 294-7000
Facsimile:	+ 1 (414) 294-7700

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	UBS Securities LLC
(solely with respect to the Distressed Debt Trading Group)

By:	/s/ Daniel Frommer
Name:	Daniel Frommer
Its:	Managing Director
Telephone:	203-719-4670
Facsimile:

By:	/s/ Jeff Teach
Name:	Jeff Teach
Its:	MD
Telephone:	203-719-4670
Facsimile:

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims:3

[REDACTED]

Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Relevant Interest other than Senior Notes Claims:

[REDACTED]

________________________
3 Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 3, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	VENOR CAPITAL
MASTER FUND, LTD.

By:	/s/ Michael Wartell
Name:	Michael Wartell
Its:	Authorized Signatory
Telephone:	212-703-2130
Facsimile:	212-703-2111

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Whitebox Hedged High Yield Partners, LP

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Its:	COO/CFO
Telephone:	612-253-6071
Facsimile:	612-253-6100

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: __________, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Whitebox Combined Partners, LP

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Its:	COO/CFO
Telephone:	612-253-6071
Facsimile:	612-253-6100

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: April 30, 2010

CONSENTING SENIOR NOTE HOLDER

Name of Institution:	Brencourt Credit Opportunities Master, Ltd.

By:	/s/ Gerald Aquino
Name:	Gerald Aquino
Its:	Authorized Signatory
Telephone:	212-313-9727
Facsimile:	212-313-9787

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement

Dated: May 5, 2010

CONSENTING SENIOR NOTE HOLDER1

Name of Institution:	Advent Capital Management, LLC

By:	/s/ Robert Paine
Name:	Robert Paine
Its:	Managing Director
Telephone:	212-479-0645
Facsimile:	212-480-9655

Aggregate outstanding principal amount of Senior Notes Claims that are Relevant Claims and Equity Interests:

[REDACTED]
Description and amount of each additional Claim and Equity Interest that is a Relevant Claim and Equity Interest other than Senior Notes Claims:

[REDACTED]
Note: Financial Information to be provided on a confidential basis and to be redacted in court filings and to the extent not redacted, filed under seal.

Signature Page to Plan Support Agreement
_________________
1           Notwithstanding the various provisions in this Agreement that indicate that the terms of the Agreement will cover current and future holdings, the Parties to the Agreement agree and understand that the above-signed Consenting Senior Note Holder is only agreeing to execute this Agreement with respect to the holdings listed hereto, and may hold other Claims and Interests which are not and will not be subject to the provisions of this Agreement.